Second Quarter 2009 Results July 23, 2009 Exhibit 99.2

July 23, 2009
Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous
factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:
general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting consumer income and confidence, spending and repayments; changes in the credit environment, including an increase or decrease in credit losses or changes in the interest rate environment; financial, legal, regulatory, tax or accounting changes or actions, including actions with respect to litigation matters involving Capital One; increases or decreases in our aggregate accounts or consumer loan balances or the growth rate or composition thereof; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services  industry and/or Capital One with respect to practices, products or financial condition; the risk that synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; Capital One’s ability to access the capital markets at attractive rates and terms to fund its operations and future growth; losses associated with new or changed products or services; competition from providers of products and services that compete with Capital
One’s businesses; Capital One’s ability to execute on its strategic and operational plans; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to effectively control costs; the success of Capital One’s marketing efforts in attracting and retaining customers; Capital One’s ability to recruit and retain experienced management personnel; changes in the labor and employment market; and other factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its Quarterly
Report on Form 10-Q for the quarter ended March 31, 2009. You should carefully consider the factors discussed above in evaluating these forward-
looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted.
A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results, available on Capital One’s website at www.capitalone.com under “Investors”.

July 23, 2009
Capital One earned $224MM, or $0.53 per share, in the second quarter of 2009, excluding
the impact of TARP preferred shares redeemed in the quarter
1
Includes one month of Chevy Chase
2
Includes full quarter of Chevy Chase
3
Includes TARP dividend and accounting impact of June redemption of TARP preferred shares
Revenue excl. Retained Interest & Suppression
Retained Interests Valuation Changes
Revenue Suppression
Revenue
Marketing Expense
Operating Expense
Restructuring Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Operating Earnings (after tax)
Discontinued Operations
Total Company (after tax)
Available to Common Shareholders
3
19
336
317
(36)
(290)
(228)
241
98
179
25
177
418
(29)
Change
445
1
(28)
Q109
1
Q209
2
4,402 4,847
(128) (127)
(544) (572)
3,730 4,148
163 134
1,565 1,744
18 43
1,745 1,922
1,985 2,226
1,991 2,089
17 (19)
124 (166)
2,132 1,904
(112) 224
(87) 230
(25) (6)
$0.55 EPS ($0.23) EPS
($0.29) EPS $0.53 EPS
($0.45) EPS ($0.65) EPS

July 23, 2009
Allowance as % of
Reported Loans
National Lending Allowance as % of
Reported 30+ Delinquencies
172%
208%
57%
54%
133%
150%
0%
50%
100%
150%
200%
Q208 Q308 Q408 Q109 Q209
US Card
Auto
International
6.30%
9.50%
9.20%
5.80%
4.80%
4.30%
1.60%
0.90%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q208 Q308 Q408 Q109 Q209
US Card
Auto
International
Total
Company: 3.33% 3.41% 3.59% 4.48% 4.84% 4.84%
Bank
We continued to increase allowance coverage ratios

July 23, 2009
Margins improved in the second quarter
Revenue
Margin
Net Interest
Margin
9.12%
9.38%
8.65%
8.03%
8.65%
6.43%
6.06%
6.22%
5.87%
6.17%
0%
2%
4%
6%
8%
10%
12%
Q208 Q308 Q408 Q109 Q209
Margins as % of Managed Assets
45.3%
46.3%
47.9%
42.6%
44.2%
0%
10%
20%
30%
40%
50%
60%
70%
Q208 Q308 Q408 Q109 Q209
Efficiency Ratio

July 23, 2009
Average cost of funds fell while asset yields remained constant
Average Earning Asset Type
Weighted Avg
Yield of Assets 9.21% 8.33% 8.33%
9.3
29.0
34.2
37.5
7.8
5.9
6.4
65.9
69.2
69.6
21.1
20.3
22.0
8.4
9.4
8.3
44.8
44.1
44.8
3.2
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Q408 Q109 Q209
Card
Auto
Int’l
Bank
$B
CCB
Securities
$182.6
$186.8
$191.8
Average Funding Mix
29%
26%
26%
9% 9%
10%
62% 65% 64%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q408 Q109 Q209
Securitization
Deposits
Other
Other
Ending Loan/
Deposit Ratio: 1.25
Weighted Avg
Cost of Funds     2.40%
3.52% 2.76%
1.35
1.24

July 23, 2009
Our low risk investment portfolio provides balance sheet flexibility
$MM
March 31, 2009
Book
Value
Net Unrealized
Gain/(Loss)
Treasuries/Agencies $1,514 56
Agency MBS 25,908 528
Non-Agency MBS 3,533 (997)
ABS 4,475 (74)
CMBS 1,070 (121)
Other 384 (7)
Total $36,884 $(615)
June 30, 2009
Book
Value
Net Unrealized
Gain/(Loss)
$     892 38
26,414 547
3,263 (924)
5,900 97
1,054 (56)
443 (1)
$37,966 $(299)

July 23, 2009
9.7%
11.3%
11.4%
0%
2%
4%
6%
8%
10%
12%
14%
Q408 Pro-forma Q109 Q209
Our capital ratios remain strong
5.7%
4.8%
4.6%
0%
1%
2%
3%
4%
5%
6%
Q408 Pro-forma Q109 Q209
Well
Capitalized
Tangible Common Equity to
Tangible Managed Assets
Tier 1 Capital to
Risk Weighted Assets
Other
Common
TARP
8.5%
8.5%

July 23, 2009
Net Income from Continuing Operations ($Millions)
Q408 Q109 Q209
National Lending
US Card $ (175.6) $ 2.4 168.4
Auto Finance (924.6) 71.4 97.2
International (11.2) 2.0 5.2
SUBTOTAL
(1,111.4) 75.8 270.8
Local Banking
(6.5) (36.2) (0.2)
Other
(278.4) (126.6) (40.4)
Total Company
$ (1,396.3) $ (87.0) 230.2
Capital One delivered a profit from continuing operations of $230MM
$
$

July 23, 2009
The worsening
economy and denominator impacts drove rising
delinquency
and loss trends across most of our consumer lending
businesses
6.26%
6.13%
7.08%
5.85%
8.39%
9.23%
3.85%
4.04%
4.20%
4.78%
5.08%
4.77%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q108 Q208 Q308 Q408 Q109 Q209
US Card ($64.8 B)
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
3.65%
4.88%
3.98%
3.84%
5.67%
5.00%
8.89%
7.52%
9.91%
9.32%
7.62%
6.42%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q108 Q208 Q308 Q408 Q109 Q209
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Auto Finance ($19.9 B)
International ($8.6 B)
6.07%
5.90%
5.84%
5.30%
7.30%
9.32%
5.35%
5.12%
5.24%
5.51%
6.25%
6.69%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q108 Q208 Q308 Q408 Q109 Q209
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate

July 23, 2009
0.46%
0.90% 0.76%
0.34%
1.10%
1.05%
0.88%
1.39%
1.91%
2.51%
0%
1%
2%
3%
4%
5%
Q208 Q308 Q408 Q109 Q209
Total Bank Segment ($43.7 B)
Non Performing
Asset Rate
Charge-off
Rate
Commercial & Multi Family ($13.6 B)
0.14%
0.95%
2.24%
0.62% 0.10%
1.15%
0.87%
1.06%
1.98%
1.20%
0%
1%
2%
3%
4%
5%
0.62%
0.05%
0.15%
0.07%
0.48%
1.21%
0.57%
0.43%
0.26%
0.31%
0%
1%
2%
3%
4%
5%
Middle Market ($9.8 B)
Q208 Q308 Q408 Q109 Q209
Q208 Q308 Q408 Q109 Q209
Non Performing
Asset Rate
Charge-off
Rate
Non Performing
Asset Rate
Charge-off
Rate
The worsening
economy and denominator impacts drove rising
delinquency
and loss trends across our commercial lending
businesses

July 23, 2009
The new law on credit card practices will bring significant change to the industry
CARD Act
• Repricing
• Payment Allocation
• Fees
• Near Term:
– Transitional risks
– Potential profit pressures at the
confluence of “The Great
Recession” and implementation
of the new law
• Long Term:
– Constriction of credit
– Reduced resilience
– Redistribution of revenue model
– Slightly lower, but still very
attractive, returns
– Level playing field
Potential Impacts on
US Credit Card Business

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1H 2009*

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Capital One

July 23, 2009
The “level playing field” following the implementation of the CARD law could create opportunities for Capital One
Capital One Share of U.S. Card
Industry Outstandings
Note: Capital One is legacy U.S. Card (excludes Small Business and IL)
*1H 2009 includes mail through March 2009
Note: Includes BT and purchase teasers; % of mail collected (not projected to industry)
Source: Mintel Comperemedia
% of Mail with 0% Long Teasers
12 Months+
0%
20%
40%
60%
80%
100%
6.8%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%

July 23, 2009
• Decisive actions
– Tightened underwriting
– Retrenched or exited least resilient businesses
– Increased collections intensity
– Aggressively managing costs
– Optimizing mix of earning assets, liabilities,
and capital
• Balance sheet strength and flexibility
– Historically high coverage ratios
– Conservative investment portfolio
– Deposit-led funding and strong liquidity
– Strong capital
We continue to decisively and aggressively manage the company through the downturn for the benefit of shareholders
• Positioned to grow when the time is right
– Shift earning assets back to higher-margin
loans as the cycle turns
– Capital and funding provide significant
balance sheet flexibility
• Scale and franchise value of core businesses
intact, despite cyclical volume declines and
regulatory changes
• Great Local Banking franchises with a high-
return, sustainable credit card business
Weather the Storm
Deliver Long-Term Value